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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-47073) of The Scotts Company of our report dated April 9, 2002 relating to the financial statements of The Scotts Company Retirement Savings Plan, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Columbus, Ohio
June 18, 2002


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